UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 16, 2016

GREENHOUSE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54759	45-2094634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8400 E. Crescent Pkwy., Suite 600, Greenwood Village, CO  80111

(Address of Principal Executive Offices) (Zip Code)

(970) 439-1905

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 16, 2016, the Company issued a press release regarding a new KOIOS product will be distributed by Europa, the nations largest distributor of Sports Nutrition Products. A copy of the press release is attached hereto as Exhibit 99.1.

On August 26, 2016, the Company issued a press release announcing the Company's new KOIOS Raspberry Wonder With Hemp to be distributed by KEHE Distribution and Hyperion Distribution.  A copy of the press release is attached hereto as Exhibit 99.2.

On August 31, 2016, the Company issued a press release.  A copy of the press release is attached hereto as Exhibit 99.3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Press Release, dated August 16, 2016
99.2	Press Release, dated August 26, 2016
99.3	Press Release, dated August 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                            GREENHOUSE SOLUTIONS, INC.

                                                            By:/s/ John G. Michak, III

                                                            John G. Michak, III, Chief Operating Officer

                                                            Date: September 2, 2016